UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2026

 U.S. PHYSICAL THERAPY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-11151	76-0364866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 WEST SAM HOUSTON PARKWAY SOUTH, SUITE 300, HOUSTON, Texas	77042
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 297-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	USPH	New York Stock Exchange
Common Stock, $.01 par value	USPH	NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
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ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
On September 15, 2026, U.S. Physical Therapy Inc.’s (“Company”) Board of Directors (the “Board”) approved the appointment of Ms. Myra Davis to serve as a member of the Board, effective October 1, 2026.
Myra Davis, 61, currently serves as the Executive Vice President and Chief Information Innovation Officer at Texas Children’s Hospital, a position she held since 2023. She has served in a variety of information services and information technology roles at Texas Children’s Hospital since 2003, including Senior Vice President and Chief Information and Innovation Officer from 2019 to 2023 and Chief Information Officer from 2009 through 2019. In this role, Ms. Davis leads enterprise technology strategy, digital transformation, innovation, and information services for one of the nation’s leading pediatric healthcare organizations.  With more than two decades of CIO-level healthcare leadership, Ms. Davis is recognized for advancing secure, scalable technology solutions, cultivating high-performing teams, and positioning technology as a catalyst for innovation, operational excellence, and improved care delivery.   Ms. Davis also serves on the Board of Directors of Werfen, a global medical diagnostics company, and on the Advisory Board of Healthcare Information Management Systems Society of America.  Ms. Davis received a Bachelor of Science degree in Computer Information Processing from Loyola University, and a Master of Science degree in Software Design and Development from the University of St. Thomas.
As of the date of this Current Report on Form 8-K, Ms. Davis has not been appointed to any committee of the Board.

Upon joining the Board on October 1, 2026, Ms. Davis will be entitled to receive an annual cash retainer and annual equity grant, both of which will be based on the terms, and in the amounts, as determined in accordance with the processes described in the “Director Compensation” section of the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 16, 2026.
There are no arrangements or understandings between Ms. Davis and any other person pursuant to which she was selected to serve as a director. There are no related-party transactions between Ms. Davis and the Company that are reportable under Item 404(a) of Regulation S-K.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit	Description of Exhibits

99.1	Press release dated September 21, 2026.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PHYSICAL THERAPY, INC.

Dated: September 21, 2026	By:	/s/ NCHAHCA ETTA
Nchacha Etta
Chief Financial Officer
(duly authorized officer and principal financial and accounting officer)